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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): November 11, 2003

COMPEX TECHNOLOGIES, INC

(Exact name of registrant as specified in its charter)

Minnesota	0-9407	41-0985318

(State or other jurisdiction of incorporation or organization)	Commission File No	(I.R.S. Employer Identification No.)

1811 Old Highway Eight, New Brighton, MN	55112-3493

(Address of principal executive offices)	(Zip Code)

(651) 631-0590 (Registrant’s telephone number, including area code)

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Item 7. Financial Statements and Exhibits

(c)  Exhibits (furnished but not filed):

Exhibit 99.1 Press Release Dated November 11, 2003

Exhibit 99.2 Script of conference call held November 11, 2003

Item 9. Regulation FD Disclosure

On November 11, 2003, the registrant announced and issued a press release indicating that it would hold a conference call to discuss quarterly results and other matters at 1:00 p.m. central time on November 11, 2003, and inviting the public to participate. Such conference, which was held at the time announced, included the presentation of the quarterly information, updates on the personnel changes, information regarding the analyst coverage, and information regarding the financial objectives for the quarter ended September 30, 2003 set forth in the script furnished (but not filed) as exhibit 99.2 to this Form 8-K.

Item 12. Results of Operations and Financial Condition

On November 11, 2003, the Company published a press release, which is furnished but not filed as Exhibit 99.1 hereto, providing information regarding its results of operations and financial condition for the quarter ended September 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPEX TECHNOLOGIES, INC.

By	Dan Gladney Dan Gladney, Chief Executive Officer

Dated: November 13, 2003